                                                                    EXHIBIT 10.1


August 16, 2001

Aviation Sales Company
and Subsidiaries
3601 Flamingo Road
Miramar, Florida  33027
Attn: Chief Financial Officer

          Re: Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as amended (the "Credit Agreement")

Gentlemen:

          Reference is made to the Credit Agreement and all capitalized terms used herein which are defined in the Credit Agreement shall have the meanings herein as therein assigned.

          Pursuant to the terms of the Credit Agreement, an Event of Default has occurred pursuant to Section 12.01(e)(i) as a result of the Parent's failure to make the scheduled interest payment due with respect to the Senior Subordinated Notes on the due date therefor, August 15, 2001, and pursuant to Section 12.01(e)(ii) with respect to the resultant cross-default occurring under the TROL Documents arising due to such failure to make such scheduled interest payment.

          The Parent and Borrowers have requested that the Lenders and Citicorp USA, Inc., as holder of the Supplemental Term Loan Note (the "Term Note Holder"), waive or forbear from exercising their rights and remedies with respect to the aforesaid Events of Default.

          The Term Note Holder, the Lenders signatory hereto constituting at least the Requisite Lenders, and the Issuing Bank hereby agree, subject to the satisfaction of the conditions set forth below, that none of the Term Note Holder, Lenders or Issuing Bank will, during the period commencing on the date hereof and ending on September 12, 2001 (the "Forebearance Period"), exercise any rights and remedies available to them under the Supplemental Term Loan Note, the Credit Agreement or other Loan Documents arising due to the occurrence of the two Events of Default identified above; provided, however, that (i) in the
                                            --------  -------
event the interest payment due on August 15, 2001 with respect to the Senior Subordinated Notes is to be made on the date hereof or any date thereafter, the provisions of Section 12.01(q) of the Credit Agreement shall be effective with respect to such payment and the terms of this letter shall not be deemed to have waived any requirement thereunder with respect to any such payment and (ii) the right of the Lenders and/or Term Note Holder to issue a "Payment Blockage Notice" under the terms of the Indenture pursuant to which the Senior Subordinated Notes have been issued, whether as a result of the occurrence of the above-referenced Events of Default or otherwise, shall not be affected by this letter.

          The aforesaid agreement is expressly conditioned upon satisfaction of the following conditions:

          (1) obligees under the TROL Documents shall have either agreed not to exercise their rights and remedies under the TROL Documents with respect to like defaults occurring under the TROL Documents during the Forebearance Period or waived the same on terms satisfactory to the Agent and no other consents, approvals or waivers with respect to the agreements entered into in connection with the above-described Events of Default, which have not been obtained, shall be required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations;

          (2) the Term Note Holder, the Lenders constituting at least the Requisite Lenders, the Issuing Bank, the Borrowers and Guarantors shall have executed and delivered this letter to the Agent;

          (3) the Borrowers shall have reimbursed the Agent for the expenses identified on Exhibit A attached hereto and made a part hereof;

          (4) the Borrowers and Guarantors shall have executed and delivered to the Agent, for the benefit of the Term Note Holder, the Lenders, Issuing Bank and other Holders, a release agreement in the form attached hereto as Exhibit B; and

          (5) no other Event of Default or Potential Event of Default shall have occurred of which the Agent, any Lender or the Issuing Bank shall become aware during the Forbearance Period or shall occur during the Forbearance Period and no holder of the Senior Subordinated Notes, the trustee under the Indenture under which the Senior Subordinated Notes were issued, any obligee under the TROL Documents (or Person acting on any such obligee's behalf) or any other agent or lender under any credit facility for the Borrowers or Guarantors shall have commenced the exercise of any remedies with respect to any default or event of default with respect thereto.

          Except as expressly set forth above, (a) the execution and delivery of this letter shall in no way affect any right, power or remedy of (i) the Agent, Lenders or Issuing Banks with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents or (ii) the Term Note Holder, with respect to any Event of Default or Potential Event of Default or constitute a waiver of any provision of the Supplemental Term Loan Note, and (b) the Credit Agreement, the other Loan Documents, the Supplemental Term Loan Note, and, in each instance, all other documents, instructions, and agreements executed and/or delivered pursuant thereto and in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document. Delivery of an executed counterpart of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Remainder of Page Intentionally Left Blank

          IN WITNESS WHEREOF, this letter has been duly executed and delivered as of the day and year first written above.

CITICORP USA, INC.                          HELLER FINANCIAL, INC.

By /s/ Miles D. McManus                     By /s/ Albert J. Forzano
   ------------------------------              ----------------------------
   Name: Miles D. McManus                      Name: Albert J. Forzano
   Title: Vice President                       Title: Vice President

NATIONAL CITY COMMERCIAL                    SALOMON BROTHERS HOLDING
FINANCE, INC.                               COMPANY INC.

By /s/ Kathryn C. Ellero                    By /s/
   ------------------------------              ----------------------------
   Name: Kathryn C. Ellero                     Name:
   Title: Vice President                       Title:

FIRST UNION COMMERCIAL                      BANK OF AMERICA, N.A.
CORPORATION

By /s/ Ron R. Ferguson                      By
   ------------------------------              ----------------------------
   Name: Ron R. Ferguson                       Name:
   Title: Senior Vice President                Title:


FIRSTAR BANK, N.A.                          ARK CLO 2000-I, LIMITED
                                            By: Patriarch Partners, LLC, as
                                                Collateral Manager

By /s/ Steven C. Gonzalez                   By /s/ Lynn Tilton
   ------------------------------              ----------------------------
   Name: Steven C. Gonzalez                    Name: Lynn Tilton
   Title: Vice President                       Title: Authorized Signatory

                                                                Signature Page 1

THE INTERNATIONAL BANK OF                   TCS EUROPEAN INVESTMENTS INC.
MIAMI, N.A.


By /s/ Caridad C. Errazquin                 By /s/ John Pickett
  -----------------------------               ----------------------------------
  Name:  Caridad C. Errazquin                 Name   John Pickett
  Title: Vice President                       Title: Citibank International plc
                                                     Special Situations Group
                                                     as investment advisor
                                                     to TCS European Investments

AMSOUTH BANK                                CITIZENS BUSINESS CREDIT
                                            COMPANY


By /s/ Barry S. Renow                       By /s/ Lawrence E. Jacobs
  -----------------------------               ----------------------------------
  Name:  Barry S. Renow                       Name:  Lawrence E. Jacobs
  Title: Attorney-in-Fact                     Title: Vice President


PNC BANK NATIONAL ASSOCIATION               CITIBANK, N.A., as Issuing Bank


By /s/ Meredith Fitz                        By /s/ Miles D. McManus
  -----------------------------               ----------------------------------
  Name:  Meredith Fitz                        Name:  Miles D. McManus
  Title: Asst Vice President                  Title: Vice President


GOLDEN TREE HIGH YIELD PARTNERS             TRAVELERS EUROPEAN INVESTORS
L.P.                                        LLC


By /s/ Thomas H. Shondell                   By /s/ John Pickett
  -----------------------------               ----------------------------------
  Name:  Thomas H. Shondell                   Name:  John Pickett
  Title: Partner                              Title: Citibank International plc
                                                     Special Situations Group
                                                     as investment advisor to
                                                     Travelers European
                                                     Investments LLC

CITICORP USA, INC., as
holder of the Supplemental Term Loan

By /s/ Miles D. McManus
  ----------------------------------
  Name:  Miles D. McManus
  Title: Vice President

                                                                Signature Page 2

The terms and conditions of the aforesaid letter are hereby acknowledged and accepted by each of the Borrowers and Guarantors and each Borrower and Guarantor hereby represents and warrants that no consents, approvals or waivers with respect to the agreements entered into in connection with the above-referenced matters, which have not been obtained, are required under the terms of the Borrowers' and Guarantors' respective material Contractual Obligations.


AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
SERVICES COMPANY


By /s/ Michael C. Brant                     By /s/ Michael C. Brant
  ---------------------------                 ---------------------------
  Name: Michael C. Brant                      Name Michael C. Brant
  Title: Vice President                       Title: Vice President


AVS/M-2, INC.                               WHITEHALL CORPORATION
(formerly Aviation/Kratz-Wilde Machine
Company)


By /s/ Michael C. Brant                     By /s/ Michael C. Brant
  ---------------------------                 ---------------------------
  Name: Michael C. Brant                      Name Michael C. Brant
  Title: Vice President                       Title: Vice President

TRIAD INTERNATIONAL MAINTENANCE             AVS/M-3, INC.
CORPORATION                                 (formerly Apex Manufacturing, Inc.)


By /s/ Michael C. Brant                     By /s/ Michael C. Brant
  ---------------------------                 ---------------------------
  Name: Michael C. Brant                      Name Michael C. Brant
  Title: Vice President                       Title: Vice President

AIRCRAFT INTERIOR DESIGN, INC.              CAI/AVI, INC.
                                            (formerly Caribe Aviation, Inc.)


By /s/ Michael C. Brant                     By /s/ Michael C. Brant
  ---------------------------                 ---------------------------
  Name: Michael C. Brant                      Name Michael C. Brant
  Title: Vice President                       Title: Vice President

                                                                Signature Page 3

AVIATION SALES COMPANY                   AVIATION SALES LEASING COMPANY


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  -----------------------------            -----------------------------
  Name: Michael C. Brant                   Name Michael C. Brant
  Title: Vice President                    Title: Vice President


TIMCO ENGINE CENTER, INC.                AVS/M-1, INC.
                                         (formerly Aviation Sales Manufacturing
                                         Company)


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  -----------------------------            -----------------------------
  Name: Michael C. Brant                   Name Michael C. Brant
  Title: Vice President                    Title: Vice President

AERO HUSHKIT CORPORATION                 AVIATION SALES PROPERTY
                                         MANAGEMENT CORP.


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  -----------------------------            -----------------------------
  Name: Michael C. Brant                   Name Michael C. Brant
  Title: Vice President                    Title: Vice President

AVIATION SALES FINANCE COMPANY           HYDROSCIENCE, INC.


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  -----------------------------            -----------------------------
  Name: Michael C. Brant                   Name Michael C. Brant
  Title: Vice President                    Title: Vice President

TIMCO ENGINEERED SYSTEMS, INC.           AVIATION SALES SPS I, INC.


By /s/ Michael C. Brant                  By /s/ Michael C. Brant
  -----------------------------            -----------------------------
  Name: Michael C. Brant                   Name Michael C. Brant
  Title: Vice President                    Title: Vice President

                                                                Signature Page 4

AVIATION SALES MAINTENANCE, REPAIR
& OVERHAUL COMPANY


By /s/ Michael C. Brant
  --------------------------
  Name: Michael C. Brant
  Title: Vice President


cc: Sidley Austin Brown & Wood
    Akerman, Senterfitt & Eidson, P.A.

                                                                Signature Page 5